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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 1997

                            CRESCENT OPERATING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                    333-25223                        75-2701931
(STATE OF ORGANIZATION)    (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NUMBER)


     306 WEST 7TH STREET
     SUITE 1025
     FORT WORTH, TEXAS                                              76102
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (817) 339-1020
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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     On October 14, 1997, Crescent Operating, Inc. (the "Company") filed a
Form 8-K dated September 29, 1997, which reported, in Item 2, a description of the transaction pursuant to which the Company acquired from Crescent Real Estate Equities Limited Partnership 100% (50 shares) of the voting common stock, representing a 5% equity interest, of Desert Mountain Development Corporation ("Desert Mountain Development"). The acquisition of the voting common stock, however, should not have been reported under Item 2 because it was not "significant" for purposes of Item 2 of Form 8-K. Because the acquisition of Desert Mountain Development was not significant to the Company for purposes of Item 2 of Form 8-K and was not required to be described in Item 2, no financial statements or pro forma disclosure are included, or required to be included, in a Form 8-K relating to the transaction.

     This Form 8-K/A is also being filed to reflect the adjustment of the purchase price of the 50 shares of the voting common stock of Desert Mountain Development. The adjustment of the purchase price had no effect on the analysis of the significance of the Company's acquisition of Desert Mountain Development, for purposes of determining whether the acquisition was required to be reported in Item 2 of Form 8-K.

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ITEM 5

     On October 14, 1997, Crescent Operating, Inc. (the "Company") filed a Form 8-K dated September 29, 1997, which reported, in Item 2, a description of the transaction pursuant to which the Company acquired from Crescent Real Estate Equities Limited Partnership ("Crescent Real Estate") 100% (50 shares) of the voting common stock, representing a 5% equity interest, of Desert Mountain Development Corporation ("Desert Mountain Development"). The acquisition of the voting common stock of Desert Mountain Development was not "significant" for purposes of Item 2 of Form 8-K and, therefore, should not have been reported under Item 2. Because the acquisition of Desert Mountain Development was not significant to the Company and was not required to be described in Item 2, no financial statements or pro forma disclosure are included, or required to be included, in a Form 8-K relating to the transaction.

     This Form 8-K/A is also being filed to reflect the adjustment of the purchase price (the "Purchase Price"), effective September 29, 1997, of the 50 shares of the voting common stock of Desert Mountain Development. The Purchase Price, which was initially determined to be $3.24 million, was subsequently adjusted to $2.23 million, and, as adjusted, represents 5% of Crescent Real Estate's investment in Desert Mountain Development as of September 29, 1997.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 25, 1997

                           CRESCENT OPERATING, INC.

                           By:  /s/ JEFFREY L. STEVENS
                                ----------------------------------
                                Jeffrey L. Stevens
                                Treasurer, Chief Financial Officer
                                and Secretary